UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012 (July 24, 2012)

ACCESS MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

900 N.W. 63rd Street

Oklahoma City, Oklahoma 73118

(Address of principal executive offices) (Zip Code)

(405) 935-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 24, 2012, Chesapeake Midstream Partners, L.P. (the “Partnership”) changed its name from Chesapeake Midstream Partners, L.P. to Access Midstream Partners, L.P. The Partnership filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Limited Partnership (the “LP Certificate of Amendment”) and the Partnership’s general partner executed an Amendment (the “LP Amendment”) to the First Amended and Restated Agreement of Limited Partnership of the Partnership to effectuate the name change. The LP Certificate of Amendment, a composite certificate of limited partnership of the Partnership, the LP Amendment and a composite agreement of limited partnership of the Partnership are attached hereto as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively.

Additionally, effective on July 24, 2012, the Partnership’s general partner changed its name from Chesapeake Midstream GP, L.L.C. to Access Midstream Partners GP, L.L.C. The general partner filed with the Delaware Secretary of State a Certificate of Amendment to its Certificate of Formation (the “GP Certificate of Amendment”) and the general partner’s sole member executed an Amendment to the Limited Liability Company Agreement of the general partner to effectuate the name change. The GP Certificate of Amendment and a composite certificate of formation of the general partner are attached hereto as Exhibits 3.5 and 3.6, respectively.

On July 24, 2012, the Partnership’s trading symbol for its common units, which are currently listed on the New York Stock Exchange, changed from CHKM to ACMP. The change in trading symbol is related solely to the change in partnership name described above. The new CUSIP number for the Partnership’s common units is 00434L 109.

A copy of the press release announcing the changes in the Partnership’s name and trading symbol is attached hereto as Exhibit 99.1 and is incorporated herein by reference into this Item 5.03.

Section 8 – Other Events

Item 8.01 Other Events.

On July 27, 2012, the Partnership issued a press release announcing that the Board of Directors of its general partners declared a cash distribution of $0.42 per limited partner unit for the 2012 second quarter. The distribution will be payable on August 14, 2012, together with the distribution to the general partner. A copy of the press release is attached hereto as Exhibit 99.2.

Other Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See “Exhibit Index” attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	Chesapeake Midstream GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

Dated: July 30, 2012

EXHIBIT INDEX

3.1	Certificate of Amendment to the Certificate of Limited Partnership of Chesapeake Midstream Partners, L.P.

3.2	Composite Certificate of Limited Partnership of Access Midstream Partners, L.P.

3.3	Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of Chesapeake Midstream Partners, L.P.

3.4	Composite Agreement of Limited Partnership of Access Midstream Partners, L.P.

3.5	Certificate of Amendment to the Certificate of Formation of Chesapeake Midstream GP, L.L.C.

3.6	Composite Certificate of Formation of Access Midstream Partners GP, L.L.C.

99.1	Press Release issued by Chesapeake Midstream Partners, L.P. dated July 24, 2012

99.2	Press Release issued by Access Midstream Partners, L.P. dated July 27, 2012